Exhibit 99.1

Safe Harbor

Forward-Looking Statements

Statements in this presentation, including those related to expected revenues and net income, gross margins, operating expenses,

income taxes, the general outlook for 2016 and beyond, the impacts of the Pace integration, acceptance of certain ARRIS products, the impact of proposed regulatory changes and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things, projected results are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are largely beyond management’s control; ARRIS may fail to realize the expected benefits of the Pace acquisition and may incur significant transaction costs and/or unknown liabilities; the strong U.S. Dollar may adversely impact our international customer’s ability or willingness to purchase products and the pricing of our products; regulatory changes, including changes in tax laws, could negatively affect our business and/or results from operations; ARRIS is dependent upon customer decisions to purchase the Company’s products -

these decisions can be deferred and customers also may select competitor products; and because the market in which ARRIS operates is volatile and actions taken and contemplated may not achieve the desired impact. Other factors that could cause results to differ materially from current expectations include: the uncertain current global economic climate and financial markets, and their impact on our customers’ plans and access to capital; the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions; rights to intellectual property and the current trend toward increasing patent litigation, market trends and the adoption of industry standards; possible acquisitions and dispositions; the impact of pending M&A transactions within both the customer and supplier base, including the proposed acquisition of Time Warner by Charter, the proposed acquisition by Frontier Communications of several properties owned by

Verizon, and the proposed acquisition of Cablevision by Altice. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business. Additional information regarding these and other factors can be found in

ARRIS’ reports filed with the Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the period ended December 31, 2015. In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise, except as required by law.

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day 1

Organic and Inorganic Investments Driving Revenue

8,000 ARRIS acquires ARRIS acquires 6,800

ARRIS Motorola Home Pace

Revenue History 7,000 6,600

($M)

6,000 5,323

4,798

5,000

3,621

4,000

3,000

2,000 1,145 1,108 1,088 1,089 1,354

991

1,000 680 892

0

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016

ARRIS 700

~600

R&D Investments 600 557

534

($M) 500

426

400

300

200 171

141 147

113 125

100 60 66 71

0

2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016E

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day 2

ARRIS Profile

NETWORK

& CLOUD

CMTS / CCAP

VIDEO SYSTEMS

ACCESS TECHNOLOGIES

CLOUD

GLOBAL SERVICES

Any Delivery Network

IP: Optical, DOCSIS, or DSL

HFC or Satellite

CUSTOMER PREMISES EQUIPMENT

CABLE STB/GW

TELCO STB/GW

CABLE BROADBAND

TELCO BROABAND

SATELLITE STB

$3.136M – 65% Revenue 53% share of 2015 DOI(1)

$1.661M – 35% Revenue ARRIS 2015 standalone 47% share of 2015 DOI(1)

(1)	Excludes corporate costs

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day 3

Closed January 4, 2016

Significant accretion

Increased scale

Enhanced Product Portfolio

Expanded International Presence

Significant Satellite Market Position

Integration Underway

– Tax planning on track

– Customer facing organizations complete

– Product overlap review in process

– Corporate functions in process

– Substantial completion first half 2016

– Cost of sales synergies throughout 2016

– Anticipate some share concentration / revenue dis-synergy

On track for (~$135M) OPEX synergies in year, (~$200M) annualized exit rate and

(~$75M) COGS synergies in year

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

4

Full Year 2016 Estimates

Year over Year

2015 2016 Growth

Revenue $4,798M $6,600M – $6,800M 37.6% — 41.7%

Non-GAAP EPS $2.16(1) $2.45 – $2.60(1) 13.4% — 20.4%

Adjusted EBITDA $598(2) $810— $840(2) 35.5% — 40.5%

Strong track record of purposeful and successful investments

Circuit

DOCSIS CCAP and IP Switch Cable Voice over CMTS and Adv. Convergence Telephony IP

CPE Cycle Gateways and 4K and DOCSIS

Positioned to accelerate growth with new market opportunities

(1)	See GAAP to Non-GAAP reconciliation (2) See Adjusted EBITDA reconciliations

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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2016 U.S. Goals

$4.6B+ revenue for ARRIS U.S. business, managing some share erosion and dis-synergies driven by post Pace acquisition concentration

ARRIS and service providers working together in 2016 on next generation architectures for 2017 deployment: cloud DVR, fiber deep, WiFi refresh

ARRIS with deployments and trials for work force management tools and device management to help service providers improve customer service

Maintain and strengthen retail channels for broadband products. Monitor retail opportunity for video devices.

16 March 2016 ARRIS 2016 Investor Day

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Capital Structure, post Pace Acquisition

DEBT POST CLOSE ($M)

Revolver 0

Term Loan A (LIBOR + 1.75%; 5% amortization per year) 965

Term Loan A-1 (LIBOR + 1.75%; 5% amortization per year) 800

Term Loan B (LIBOR(1) + 2.50%; no amortization) 544

Total Debt 2,309

Estimated Debt / LTM EBITDA ~ 2.5x

LIQUIDITY

~$500M of cash resources target

~$500M undrawn Revolver availability

SHARES POST CLOSE (Shares in M)

Shares outstanding pre close 147.5

Shares issued to former Pace shareholders 47.7

Shares outstanding post close 195.2

Dilutive Effect of equity-based awards 3.0

Total dilutive shares outstanding post close 198.2(2)

Cost effective debt structure Modest leverage

Maintains significant capital structure flexibility New credit facility underwritten by existing bank group

(1)	Subject to LIBOR floor of 0.75% (2) Share count prior to buyback

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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2016 Estimated Ranges

Revenues expected to improve as the year goes on

– Target of $6,600M—$6,800M

OPEX and Cost of Goods improvements expected to gain momentum through 2016

Share Count of ~196M for the year

Non-GAAP EPS expected to improve as the year goes on;

– Target $2.45—$2.60 per share; GAAP of $(0.26)—$(0.11) per share(1)

Robust Adjusted EBITDA

– $810M -$840M Adjusted EBITDA (2)

(1)	See GAAP to Non-GAAP reconciliation (2) See Adjusted EBITDA reconciliation

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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Estimated Cost Synergies

Cost of Goods Sold

Target ~$75M in year savings over and above normal cost reductions

Near term component pricing efficiencies

Leverage combined volume and simplify supplier base

Leverage internal factories

OPEX

Target ~$135M of in year savings from combined pre deal exit run rate

Costs reduce through 2016 resulting in a lower exit run rate heading into 2017

Public company costs, personnel overlap, program rationalization

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

9

Taxes

2016 Non GAAP Tax Rate of ~25%

– Intercompany leverage inserted at close

Expanding our international activities which should result in incremental rate reduction opportunities over time

Cash taxes lower in the near term as we utilize tax assets

– Anticipate ~$65M cash tax savings in 2016 from deferred tax assets

$55M of U.S. withholding tax as a result of the Pace acquisition

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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Capital Allocation Priorities

Ensure Liquidity and Flexibility:

– ~$500M of cash resources target

– ~$500M revolver (undrawn)

Share Repurchases:

– Opportunistically repurchase—have repurchased 6.4M shares for $150M in Q1 2016

– Offset employee equity grants; ~3M shares

M&A:

– Remains core part of our strategy

Debt Repayment and Dividends lower priorities

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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2016 Estimated GAAP to NON GAAP EPS Reconciliation

Gaap eps

Equity compensation (net of tax)

Intangible amortization (net of tax)

Restructuring/integration/other (net of tax)

u.s. withholding tax related to Pace acquisition

inventory margin adjustment (net of tax)

adjusted (Non GAAP) EPS

Note: all adjustments are preliminary estimates

$(0.26)—$(0.11)

0.26

1.51

0.37

0.28

0.29

$2.45—$2.60

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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2016 Estimated EBITDA Reconciliation

Estimated net loss $(50)M—$(20)M

Add back of interest, taxes, depreciation and amortization of intangible assets 620

Equity compensation 70

Integration, acquisition, restructuring and other costs 95

Inventory adjustment 75

Adjusted EBITDA $810M—$840M

Note: all adjustments are preliminary estimates

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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2015 EBITDA Reconciliation

(In Millions)

Net income as reported 92

Income Tax Expense 23

Interest Income (2)

Interest Expense 50

Amort of Def Finance Fees 6

Depreciation 72

Amort of Intangibles 227

EBITDA 468

Adjustments:

Equity Compensation 64

Integration, acquisition, restructuring and other costs 29

Debt amendment fees 15

Credit facility—ticking fees 2

FX losses related to cash consideration of Pace acquisition 22

Liability/adjustment related to foreign tax credit benefits (4)

Loss on sale of building 5

Noncontrolling interest share of adjustments (3)

Adjusted EBITDA 598

Copyright 2016 – ARRIS International plc. All rights reserved. 16 March 2016 ARRIS 2016 Investor Day

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